SUPPLEMENT TO THE CLASS A, CLASS B AND CLASS C PROSPECTUSES
OF
WELLS FARGO ADVANTAGE ALLOCATION FUNDS
WELLS FARGO ADVANTAGE ALTERNATIVE FUNDS
WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS
WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
WELLS FARGO ADVANTAGE INCOME FUNDS
WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUNDS
WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
WELLS FARGO ADVANTAGE SMALL TO MID CAP STOCK FUNDS
WELLS FARGO ADVANTAGE SPECIALTY FUNDS
(Each, a “Fund” and together, the “Funds”)

Effective immediately, the Funds’ prospectuses offering Class A, Class B and Class C shares are amended to include the following new categories of investors that can buy Class A shares at NAV under “Class A Shares Sales Charge Waivers for Certain Parties” in the section entitled “Reductions and Waivers of Sales Charges”:

  Effective upon the conversion of Investor Class shares to Class A shares, expected to occur on or about the close of business on October 23, 2015, former Investor Class shareholders of a Wells Fargo Advantage Fund whose shares were converted to Class A shares, provided such shareholders held their shares directly with the Funds at the time of conversion or move their shares from an intermediary account to a direct-to-fund account within 90 days of the conversion.
  Effective October 1, 2015, investors who purchase shares through a self-directed brokerage account program offered by a financial intermediary that has entered into an agreement with the Fund’s distributor. Financial intermediaries offering such programs may or may not charge transaction fees.
  Effective October 1, 2015, investors opening IRA accounts with assets directly transferred from a qualified retirement plan using Wells Fargo Institutional Retirement Trust or another Wells Fargo affiliate for recordkeeping services. For such IRAs to qualify, a Wells Fargo-affiliated entity must hold the account directly on the books of the Fund’s transfer agent, and the services of another financial intermediary may not be utilized with respect to the IRA.

May 22, 2015                                                                                                  SFR055/P401SP